CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS








     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 25, 1997, which appears on page F-2 of the 1996 Form 10KSB of Mining Services International Corporation, and to the references to our Firm in the Registration Statement.



                                   TANNER + CO.














Salt Lake City, Utah
July 2, 1997